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HyperSpace Communications

AMEX: HCO

John Yeros – Chairman & CEO

Mike Adkins – President

[LOGO]

[LOGO]	© 2005 HyperSpace Communications, Inc.	[LOGO]
Proprietary Information/Private and Confidential

Forward-Looking Statements

The statements, other than statements of historical fact, included in this presentation are forward-looking statements. Forward-looking statements are based on current management expectations and assumptions. However, we cannot be assured that such expectations will occur. Our actual future performance could differ materially from such statements. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results and events to differ materially and we encourage all investors to review the risks presented in our filings with the SEC. These forward-looking statements apply only as of the date of this presentation; as such, they should not be unduly relied upon for current circumstances. Except as required by law, we are not obligated to release publicly any revisions to these forward-looking statements that might reflect events or circumstances occurring after the date of this presentation or those that might reflect the occurrence of unanticipated events.

The Company uses EBITDA after adjusting for non-cash stock awards issued pursuant to the merger as a financial measurement. This is not a GAAP measurement. EBITDA after adjusting for non-cash stock awards issued pursuant to the merger is derived by taking the GAAP net loss and adding back the following: Net Interest expenses, Depreciation and Amortization, Impairment of Intangibles and the non-cash expense of stock awards issued pursuant to the merger. This non-GAAP measurement is provided as supplementary information and is not an alternative to GAAP. Some investors may use EBITDA to supplement their analysis of our results of operations. The reconciliation of EBITDA to GAAP can be found on a copy of this slide presentation posted on our Website.

HyperSpace/MPC Timeline

1995: Micron Computers

goes public (MUEI)

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2001: Micron Computers acquired	2001: HyperSpace incorporated
by Gores Technology Group

2002: Micron changes name to

MPC Computers

2003: MPC acquires Omni Tech

Corporation

2004: HyperSpace goes public (HCO)

2005: HyperSpace acquires MPC Computers

HyperSpace Statistics

Symbol:	HCO
Exchange:	AMEX
Recent price:	$3.80
Shares outstanding*:	21.7 million
Market cap:	$82 million
Public Float:	2.8 million
Avg daily volume:	20,000
Employees:	680
Fiscal year end:	Dec 31

*	Fully diluted, as of 3/31/05

HCO Highlights

• $367MM under-leveraged platform with wholly-owned subsidiary MPC Computers
• MPC manufacturing facility has historically produced >$1B in PC sales
• Rapidly growing Enterprise products portfolio
• 40% growth in servers/storage products in 2005 over 2004
• Cost reductions associated with HCO/MPC combination expected to yield $10MM
• Recapitalization and other cost savings initiatives are expected to yield $4.0-$7.5MM in new gross margin
• DirectCM division launched in Q2 2006, providing a full line of contract manufacturing and supply chain management services to the $12B PC system builder market *

* Accourding to IDC market research data

Manufacturing Facility: Nampa, ID

• 340,000 total square feet
• 50,000 square foot third party logistics center located adjacent to facility
• Full manufacturing capacity at 24x7: 35,000 units per week
• Currently producing 4,900 units per week or <15% utilization
• World-class build-to-order capabilities
• Flexible facility produces opportunity to OEM/contract manufacture other computing /IT hardware products

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Focus on Specific Customer Segments

• Mid-Size Businesses (250 - 5,000 employees)
–Commercial segment sales grew 3% in 2005
–Over 2,700 active customers
–Vertical focus areas in health care and financial services

• Federal Government
–#3 hardware provider among the “Top 100 Federal Prime Contractors in IT” (Washington Technology magazine, May 2005)
–#2 supplier to the Department of Veterans Affairs *
–#4 supplier to the U.S. Army *
–#1 supplier to the U.S. Coast Guard *

•	State / Local Government & Education (SLE)
–Over 1	300 active customers
–80% education	20% state/local government

* Agency contract performance data

MPC is a “One-Stop Shop”

for Customers

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Desktop PCs	Notebook PCs

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Servers/storage	3rd party products
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Strategic Enterprise Products

NetFRAME Servers        DataFRAME Storage Products

Complete product line of x86-based products	IP-based SAN storage products

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- Rapidly expanding product line in 2006 to

offer both Intel and AMD technology	- iSCSI SANS are the category killer for
Fibre Channel SANs

- Also planning investments in blade servers,

appliance servers and virtualization	- Key customers include Albertsons, US
technology	Marine Corps, US Davis

Emphasis on enterprise products positions MPC in the category of Rackable

Systems and EMC as opposed to that of Dell and Gateway

MPC’s Growth Opportunity:

DirectCM

• Working with industry partners such as Intel, MPC is launching a new contract manufacturing and distribution business to serve the North American “white box”/system builder channel

• Why DirectCM works:
• Smaller vendors are scale-disadvantaged
• MPC has the factory capacity, experience, & know-how to serve these providers
• Industry leaders have an interest in maintaining a viable market for the system builders
• MPC can significantly lower the costs and complexity of procurement for system builders

• DirectCM harnesses the collective purchasing power of the system builder communicty

US PC Industry Structure

2005 Unit Shipments by OEM

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	Units Shipments (000s)	Original Equipment Manufacturer (OEM)
DELL	21.5K	34%
HP	12.5K	19%
Gateway	3.9K	6%
IBM/Lenovo	3.0K	5%
Others	16.0K	25%

Source: IDC, 2006

PC Industry Consolidation

System builders’ share of US market has gradually declined since 2002

	2002	2003	2004	2005
Units	31%	26%	26%	24%
Revenue	26%	22%	22%	19%

Source; IDC, 2006

DirectCM Model

Customized manufacturing solutions	Bare-bones assemblies
- Private-label branding	- Desktop and notebook versions
- Full custom build-to-order	- Unique small form factor desktop offered in
- Proven model with Alienware Hivemind servers	partnership with Intel and FIC

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One-stop shop for PC components	Value-added services
- Hard drives, memory, optical drives & more	- Warranty and service fulfillment
- Price-competitive with national distributors	- Custom packaging and branding
- Customization including asset tagging and
imaging

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Product Building Blocks

Partially Configured	Fully Customized

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L6 design	L10 design
- MPC distributes bare bones box	- Build-to-order configuration done at MPC
nationwide from Seattle hub	factory
- System builder does final configuration	- MPC ships to system builder
- MPC provides service and components	- MPC provides service and components

Unbranded, private-label product line

Major Oppty with Small Form Factor PCs

U.S. Desktop PC Shipments by Form Factor, 2004-2009

[CHART]

Small Form Factor 2004-2009 CAGR (54.9%)

Source: IDC Form Factor Forecast, December 2005

DirectCM Online Tools

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Website home page	Secure partner pages

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Online parts replacement	Online components ordering

MPC Computers Bowl

[COMMERICAL FROM MPC COMPUTERS BOWL]